UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2013

STEINWAY MUSICAL INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(781) 894-9770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the Annual Meeting of the Board of Directors of Steinway Musical Instruments, Inc. (the “Company”) held on February 1, 2013, Donna M. Lucente was appointed Vice President — Controller, the Company’s principal accounting officer. Ms. Lucente, 42, has served as the Company’s Corporate Controller since 2001. A press release announcing the appointment was issued by the Company on February 5, 2013 and is attached hereto as Exhibit 99.1.

ITEM 5.07                                  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting of Stockholders of Steinway Musical Instruments, Inc. held on January 30, 2013, the stockholders of the Company voted on the following proposals:

1.                                      The following nominees were elected to the Company’s Board of Directors:

Director	For	Withheld	Broker Non-Votes

Edward Kim	8,056,455	2,729,499	858,198

Jong Sup Kim	8,165,827	2,620,127	858,198

Joon W. Kim	9,176,110	1,609,844	858,198

Kyle R. Kirkland	8,109,985	2,675,969	858,198

Thomas Kurrer	8,120,875	2,665,079	858,198

Don Kwon	7,614,418	3,171,536	858,198

David Lockwood	7,601,435	3,184,519	858,198

Dana D. Messina	8,110,923	2,675,031	858,198

John M. Stoner, Jr.	8,119,368	2,666,586	858,198

Michael T. Sweeney	8,081,625	2,704,329	858,198

Gregory S. Wood	8,850,256	1,935,698	858,198

2.                                      A non-binding, advisory proposal on the compensation of the Company’s Named Executive Officers was approved.

For	Against	Abstain	Broker Non-Votes
8,332,400	2,305,714	147,840	858,198

3.                                      The appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012 was ratified.

For	Against	Abstain
11,528,687	112,441	3,024

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release dated February 5, 2013 regarding the appointment of Donna M. Lucente as Vice President — Controller, the Company’s principal accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 5, 2013	STEINWAY MUSICAL INSTRUMENTS, INC.

	By:	/s/ Michael T. Sweeney

	Name:	Michael T. Sweeney
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 5, 2013 regarding the appointment of Donna M. Lucente as Vice President — Controller, the Company’s principal accounting officer.